Logan Capital International ETF
(Ticker: LCIV)
Listed on New York Stock Exchange LLC (the “Exchange”)
Summary Prospectus
September 25, 2026

Before you invest, you may want to review the Logan Capital International ETF’s (the “Fund”) Statutory Prospectus and Statement of Additional Information (“SAI”), which contain more information about the Fund and its risks. The current Statutory Prospectus and SAI dated September 25, 2026, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Statutory Prospectus, SAI, shareholder reports and other information about the Fund online at https://www.logancapitalfunds.com/regulatory-info. You can also get this information at no cost by calling 1-800-617-0004 or by sending an e-mail request to funds@logancapital.com.
Investment Objective
The Logan Capital International ETF (the “Fund”) seeks long-term capital appreciation and dividend income.
Fees and Expenses of the Fund
The following table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Fund (“Shares”). This table and the Example below do not include the brokerage commissions and other fees to financial intermediaries that investors may pay on their purchases and sales of Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.65%
Distribution and/or Service (12b-1) Fees	None
Other Expenses(1)	0.87%
Total Annual Fund Operating Expenses	1.52%
Less: Fee Waiver and/or Expense Reimbursement(2)	-0.53%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.99%

(1) Estimated for the current fiscal year.
(2) The Adviser has contractually agreed to waive a portion or all of its management fees and pay the Fund’s expenses in order to limit Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses (“AFFE”), taxes, interest expense, dividends on securities sold short, and extraordinary expenses) to 0.99% of average daily net assets of the Fund (the “Expense Cap”). The Expense Cap for the Fund will remain in effect through at least September 25, 2027, and may be terminated only by the Board. The Adviser may request recoupment of previously waived fees and paid expenses from the Fund for 36 months from the date they were waived or paid, subject to the Expense Cap, if such reimbursement will not cause the Fund’s expense ratio, after recoupment has been taken into account, to exceed the lesser of: (1) the Expense Cap in place at the time of the waiver and/or expense payment; or (2) the Expense Cap in place at the time of the recoupment.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem and hold all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the Expense Cap for the first year only). The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$103	$428
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. As the Fund is new, it does not have any portfolio turnover information as of the date of this Prospectus.
Principal Investment Strategies of the Fund
Under normal market conditions, the Logan Capital International ETF will invest primarily in American Depositary Receipts (“ADRs”) and common stocks of non-U.S. companies that trade on U.S. exchanges. The Fund will generally invest in companies with market capitalizations of at least $10 billion at the time of purchase.

Logan Capital Management, Inc. (the “Adviser”) determines whether a company is a “non-U.S. company” based on the issuer’s country of domicile. As part of its investments in non-U.S. companies, the Fund may invest up to 5% of its total assets in the securities of issuers determined by the Adviser to be in emerging market countries. The Fund may invest up to 100% of its total assets in foreign securities, including ADRs, Global Depositary Receipts (“GDRs”), U.S. dollar denominated foreign securities, foreign currency and securities of non-U.S. companies. The Fund may invest in unsponsored ADRs and GDRs and such investments will be less than 20% of the Fund’s total assets. The Fund may invest up to 100% of its total assets in equity securities, including rights, warrants and securities issued pursuant to initial public offerings (IPOs). The Fund may invest up to 10% of its total assets in common stocks of U.S. companies. Additionally, the Fund may invest up to 10% of its total assets in cash, money market instruments, and short term U.S. Government securities.

The Fund’s portfolio will typically consist of a relatively concentrated portfolio of approximately 35 to 45 securities, diversified across multiple, developed international markets and a range of approximately seven to eleven economic sectors. The Fund’s portfolio will generally include over 10 developed market countries. The Fund defines “developed market countries” as countries that have advanced economies, high per capita income, well-established financial markets, and stable political and regulatory systems. From time to time, the Fund may be invested significantly in securities of companies in the same economic sector. As of the date of this Prospectus, the Fund invests a significant portion of its assets in securities of companies in the financial services sector. From time to time, the Fund may invest a significant portion of its assets in securities of companies located in the same country or region. As of the date of this Prospectus, the Fund invests a significant portion of its assets in securities of companies located in the United Kingdom.
The Adviser employs a research-driven, bottom-up security selection process based on fundamental research analysis to identify companies which exhibit high dividend yields, strong balance sheets, low payout ratios and consistent cash flows. The Adviser analyzes a company’s financial condition and evaluates company fundamentals to select holdings that the Adviser anticipates may deliver both income and long-term growth. The Fund’s strategy employs a total return investment approach with a dual focus on capital appreciation and dividend income. The Adviser seeks to achieve these objectives through disciplined fundamental stock selection and portfolio construction that is focused on international equity exposure with geographic and sector diversification across developed international markets. The Fund’s position sizes generally reflect the Adviser’s fundamental outlook and diversification considerations.
In selecting investments for the Fund, the Adviser evaluates non-U.S. companies, primarily through ADRs, that it believes demonstrate attractive long-term investment characteristics. The Adviser focuses on companies that generally exhibit: (1) Strong fundamental financial characteristics, including sustainable earnings, consistent cash flows and solid balance sheets, (2) Dividend strength and sustainability, such as competitive dividend yields, reasonable payout ratios and a history of dividend payments, (3) Valuation attractiveness, based on financial metrics and relative comparisons, and (4) Business quality and competitive position, including market leadership, management quality and industry dynamics. The Adviser also considers macroeconomic, country-specific and sector factors as part of portfolio construction, but investment decisions are driven primarily by company-specific analysis.
The Adviser may sell a security when, among other reasons, the company’s fundamental outlook deteriorates, the security becomes overvalued relative to its fundamentals, the company’s dividend profile weakens or becomes unsustainable, a more attractive investment opportunity is identified, or portfolio rebalancing or risk management considerations warrant a sale. The Adviser continuously monitors the Fund’s portfolio holdings for changes in fundamentals, valuation, dividend sustainability and market conditions. The Adviser’s investment decisions are reviewed and updated as new information becomes available.

Principal Risks of Investing in the Fund
The principal risks of investing in the Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its objectives. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Fund.”
•ETF Risks. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:
◦Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
◦Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.
◦Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.
◦Trading. Although Shares are listed for trading on the Exchange and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares.
•Economic and Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including: inflation (or expectations for inflation); deflation (or expectations for deflation); interest rates; market instability; financial system instability; debt crises and downgrades; embargoes; tariffs; sanctions and other trade barriers; regulatory events; other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics. The imposition by the U.S. of tariffs on goods imported from foreign countries and reciprocal tariffs levied on U.S. goods by those countries also may lead to volatility and instability in domestic and foreign markets.
•Equity Securities Risk. The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions.
•Dividend-Paying Securities Risk. There is no guarantee that issuers of the securities held by the Fund will declare dividends in the future or that, if declared, they will either remain at current levels or increase over time. The Fund may also underperform similar funds that invest without considering a company’s dividend payments. Companies that pay dividends historically may not participate in a broad market advance to the same extent as other companies that do not pay dividends. Such companies may also be sensitive to a sharp rise in interest rates or an economic downturn that leads to the elimination or reduction of dividend payments to investors. A company’s dividend payments may be affected by earnings declines, changes in financial condition or adverse business developments.
•Management Risk. The Fund is an actively managed portfolio. The Adviser’s management practices and investment strategies might not produce the desired results. The Adviser may be incorrect in its assessment of a stock’s appreciation potential.

•Large-Cap Companies Risk. Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors. In addition, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.
•Foreign Securities Risk. Investing in foreign securities typically involves more risks than investing in U.S. securities, and includes risks associated with: (1) internal and external political and economic developments – e.g., the political, economic and social policies and structures of some foreign countries may be less stable and more volatile than those in the United States or some foreign countries may be subject to trading restrictions or economic sanctions; (2) trading practices – e.g., government supervision and regulation of foreign securities and currency markets, trading systems and brokers may be less than in the U.S.; (3) availability of information – e.g., foreign issuers may not be subject to the same disclosure, accounting and financial reporting standards and practices as U.S. issuers; (4) limited markets – e.g., the securities of certain foreign issuers may be less liquid (harder to sell) and more volatile; and (5) currency exchange rate fluctuations and policies.
•Emerging Markets Risk. Emerging markets are markets of countries in the initial stages of industrialization and generally have low per capita income. In addition to the risks of foreign securities in general, emerging markets are generally more volatile, have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries and securities markets that are substantially smaller, less liquid and more volatile with less government oversight than those of more developed countries.
•ADR and GDR Risk. ADRs and GDRs may be subject to some of the same risks as direct investment in foreign companies, which includes international trade, currency, political, regulatory and diplomatic risks. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depository’s transaction fees. Unsponsored ADRs and GDRs are organized independently and without the cooperation of the foreign issuer of the underlying securities, and involve additional risks because U.S. reporting requirements do not apply. In addition, the issuing bank may deduct shareholder distribution, custody, foreign currency exchange, and other fees from the payment of dividends. GDRs can involve additional currency risk since, unlike ADRs, they may not be U.S. Dollar-denominated.
•Currency Risk. Changes in foreign currency exchange rates will affect the value of what the Fund owns and the Fund’s share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority will also have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets, and the risk is especially high in emerging markets.
•Sector Emphasis Risk. The securities of companies in the same or related businesses, if comprising a significant portion of the Fund’s portfolio, could react in some circumstances negatively to market conditions, interest rates and economic, regulatory or financial developments and adversely affect the value of the portfolio to a greater extent than if securities of companies in such a sector comprised a lesser portion of the Fund’s portfolio.
◦Financial Services Sector Risk. Risks of investing in the financial services sector include: (i) systemic risk: factors outside the control of a particular financial institution may adversely affect the ability of the financial institution to operate normally or may impair its financial condition; (ii) regulatory actions: financial services companies may suffer setbacks if regulators change the rules under which they operate; (iii) changes in interest rates: unstable and/or rising interest rates may have a disproportionate effect on companies in the financial services sector; (iv) non-diversified loan portfolios: financial services companies may have concentrated portfolios that make them vulnerable to economic conditions that affect an industry; (v) credit: financial services companies may have exposure to investments or agreements that may lead to losses; and (vi) competition: the financial services sector has become increasingly competitive.
•Geographic Focus Risk. The Fund may invest a significant portion of its total assets within a specific geographic region or country. The Fund may be particularly susceptible to risks related to economic, political, regulatory or other events or conditions affecting issuers and countries within the specific geographic regions in which the Fund invests. Adverse developments affecting a specific geographic region could disproportionately affect the Fund’s performance.
◦United Kingdom Securities Risk. The United Kingdom has one of the largest economies in Europe and trades heavily with other European countries and the United States. The economy of the United Kingdom may be impacted by changes to the economic health of other European countries and the United States. The United Kingdom also relies heavily on the export of financial services. Accordingly, a slowdown in the financial services sector may have an adverse impact on the United Kingdom’s economy. These and other factors could have a negative impact on the Fund’s performance and increase the volatility of an investment in the Fund.

•New Fund Risk. The Fund is new with no operating history and there can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board may determine to liquidate the Fund.

Who May Want to Invest in the Fund?
The Logan Capital International ETF may be appropriate for investors who:
•Have a long-term investment horizon and are able to tolerate fluctuations in NAV and returns;
•Want to add an investment with potential for capital appreciation and dividend income to diversify their investment portfolio;
•Want to add exposure to developed international equity markets through ADRs to diversify their investment portfolio; and
•Can accept the greater risks of equity market volatility and the risks of investing in foreign securities.
The Fund may be less suitable for investors with a short-term investment horizon or a low tolerance for risks associated with investments in equity markets and foreign securities.
Performance
The bar chart and the performance table below illustrate some of the risks and volatility of an investment in the Fund for the indicated periods.

The Fund expects to commence operations on or about September 25, 2026, after the conversion of a separately managed account known as Separately Managed International Portfolio A (the “Predecessor Account”) into shares of the Fund. The Predecessor Account commenced operations on January 1, 2007. The Adviser was the investment adviser for the Predecessor Account for the entire performance period shown. The Predecessor Account transferred all its portfolio securities into the Fund.

The information in the bar chart and the performance table below is for the Predecessor Account. The Fund’s objectives, policies, guidelines and restrictions are, in all material respects, equivalent to those of the Predecessor Account. The Predecessor Account has been managed in substantially the same way as the Adviser will manage the Fund. The returns for the Predecessor Account reflect the performance prior to the conversion into the Fund. In addition, the Predecessor Account’s net performance shown below has been recalculated using the net expense ratio of 0.99% that applies to the Fund, which has the effect of reducing the Predecessor Account’s performance. The use of adjusted fees and expenses does not result in performance that is higher than the performance that would have been achieved using actual fees and expenses. The Predecessor Account was not registered under the 1940 Act and therefore was not subject to certain restrictions imposed by the 1940 Act on registered investment companies and by the Internal Revenue Code of 1986 on regulated investment companies. If the Predecessor Account had been registered under the 1940 Act, the Predecessor Account’s performance may have been adversely affected. Past performance before and after taxes does not necessarily indicate how the Fund will perform in the future.

The performance of the Predecessor Account was calculated using standardized SEC calculation methodologies.

This bar chart shows the performance of the Predecessor Account based on a calendar year. Updated performance information is available on the Fund’s website at www.logancapitalfunds.com.

Calendar Year Total Returns as of December 31

40%
30%
20%
10%
0%
-10%
-20%
4.67%
19.56%
-13.86%
20.33%
-3.79%
15.77%
-3.61%
16.35%
2.38%
31.36%
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

Calendar Year to Date Return as of June 30, 2026 5.90%

Highest Quarterly Return	Q4: 2022	19.03%
Lowest Quarterly Return	Q1: 2020	-22.75%

Average Annual Total Returns
For Periods Ended December 31, 2025 for the Predecessor Account

	1 Year	5 Years	10 Years	Since Inception (1/01/2007)
Return Before Taxes	31.36%	11.79%	8.10%	4.66%
Return After Taxes on Distributions(1)	Not Available	Not Available	Not Available	Not Available
Return After Taxes on Distributions and Sale of Shares(1)	Not Available	Not Available	Not Available	Not Available
FTSE Developed Ex US Index (reflects no deduction for fees, expenses, or taxes)	34.94%	9.68%	9.18%	5.40%
(1) Prior to September 25, 2026, the Fund was a separately managed account that did not qualify as a regulated investment company for federal income tax purposes and did not pay dividends and distributions. As a result of the different tax treatment, the Fund is unable to show after-tax returns for periods prior to September 25, 2026.

Management

Investment Adviser	Portfolio Managers	Managed the Fund Since
Logan Capital Management, Inc.	William T. Fitzpatrick, Managing Director	2026
	Daniel R. Gruemmer, Managing Director	2026

Purchase and Sale of Fund Shares
Shares are listed on the Exchange, and individual Shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).
The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities closely approximating the holdings of the Fund (the “Deposit Securities”) and/or a designated amount of U.S. cash. The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. Creation Units generally consist of 5,000 Shares, though this may change from time to time.
Investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information about the Fund, including its NAV, market price, premiums and discounts, and bid-ask spreads is available on the Fund’s website at www.logancapitalfunds.com.
Tax Information
Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an IRA or other tax advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.
Financial Intermediary Compensation
If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.